AgFeed Industries, Inc.

(NASDAQ Global Market:  FEED)

April 9, 2008

Safe Harbor Statement

This presentation contains “forward-looking statements” within the meaning of the
“safe-harbor” provisions of the Securities Litigation Reform Act of 1995. Such
statements involve known and unknown risks, uncertainties and other factors that could cause the actual results of the Company to differ materially from the results expressed or implied by such statements, including changes from anticipated levels of sales, future national or regional economic and competitive conditions, changes in relationships with customers, access to capital, difficulties in developing and marketing new products, marketing existing products, customer acceptance of existing and new products, and other factors.  Accordingly, although the Company believes that the expectations reflected in such forward-looking statements are reasonable, there can be no assurance that such expectations will prove to be correct.
The Company has no obligation to update the forward-looking information contained in this presentation.

A highly profitable market leader in
China’s agricultural sector

We are :

          -    China’s largest premix animal feed company in terms of revenues, in a

                $1.6 billion per year (2006) premix animal feed segment, primarily targeting

                China’s vast hog raising industry

           -    Positioned to become China’s 2nd largest hog farm owner with rapid earnings growth through acquisitions (anticipates completion of multiple hog farm acquisitions by mid April)

A NASDAQ Global Market listed US company, with 100% of its operations in
China. Approximately 700 staff, 4 feed facilities and 6 hog farms (as of April 2008)

A 13 year entrepreneurial success, a highly profitable corporate history:
founded in 1995 by current management/largest shareholders with $10,000 of personal funds

  -     2007 revenue of $36 million, up 321% from 2006

     -            2007 net income of $6.7 million, up 467% from 2006

  -     A highly experienced management team led by founder/Chairman Songyan Li,

        a Ph.D. in animal nutrition, all senior management/founders have MBA degrees from top universities in China, strong Board of Directors including senior Wall Street executives

   -    Board and Management beneficially own approximately 46% of the Company

Completed $41 million financing,
provided 2008 earnings guidance

Completed $41 million financing advised by Deutsche Bank Securities – Feb
2008

                   -   Use of proceeds: acquire additional hog farms and establish 1,000 independently owned premix feed retail chain stores in 2008

            -   Management members entered into 3 year share lock up agreements

Positions AgFeed to become the 2nd largest commercial hog farm owner in
China through strategic acquisitions:

                  -    Expect total hog sales of 120,000 heads in 2008 from existing operations

   -    Acquisitions planned for April could add another 280,000 heads to sales in 2008

                  -    Deep value: To acquire producing hog farms at less than 2.5 times current year (2008) earnings

           -    Existing relationships with over 600 hog farms can lead to further acquisitions

Rapid earnings growth – provided 2008 sales and earnings guidance:

                  -    Sales:  approximately $135 million between feed and hog sales

          -      Net income:  between $30 and $33 million

          -      Earnings per Share (EPS): between $0.96 and $1.10, fully diluted

Premix feed – a high margin business

China’s animal nutrition sector is a $40 billion market (2006), of which, $1.6 billion represents premix feed sales

AgFeed serves over 600 commercial hog farms in the last decade

Premix is a valuable feed additive for commercial hog farming:

Relative to backyard production, premix significantly shortens a hog’s growth cycle from baby pig to 220 lb market size from 12 months to 5 ½ months, approaching US hog raising efficiency standards

Premix is the most technical feed product, biggest driver of an animal’s growth, has the highest profit margins among all feed products

All raw materials are produced in China with plenty of supply sources

Energy (65%)

Concentrate (35%)

+

Vitamins & amino acids

Minerals (no animal hormones or
steroids)

Premix

Final Feed-
Finished

“Blended

Feed”

Protein

Soybean and fishmeal

Linseed meal

Grains ( to be added by
end user):

Wheat, corn,  sorghum

Highly fragmented premix feed market

AgFeed is a market leader in China’s fragmented premix sector

2007 revenue of approximately $36 million

market leader in Shanghai lactating and pregnant sow market

12% share in Guangxi’s premix feed category

market leading 3.5% share in Nanchang’s premix market

Highly fragmented industry: China’s premix feed sector is comprised of over 3,500 mainly “mom-and-pop” competitors1

most of AgFeed’s competitors lack scale, distribution footprint and technical knowledge/expertise and therefore compete on a very local basis significant opportunity to leverage AgFeed’s infrastructure to consolidate the sector

other notable competitors such as Da Bei Nong, Provimi, Fuj Minke and Xinnong are mainly focused on lower margin/lower tech blended feed products, which has allowed AgFeed to continue to gain market share in its core premix sector

1 – China Bureau of Statistics 2005

Superior
technology

Proprietary technology obtained through 12 years of R&D

AgFeed products are registered and licensed by the Ministry of Agriculture (strong government regulations on food products provides a formidable barrier to entry)

ISO 9001 quality certified manufacturing process

Competitive advantages

Exceptional
customer
service and
technical support

AgFeed has the leading ratio of technical to sales reps in the industry highly valued by large scale firms

strengthens customer acquisitions and retention rates

allows the Company to take pro-active stance in educating customers on use of its products, consequently driving increased sales

Strong local brand
name & reputation

AgFeed’s high nutritional value products, its after sales support and proven track record of helping farmers maximize returns has created a strong brand recognition for the Company’s products increased prominence of larger scale hog farms that expect more in terms of aftermarket service offerings has allowed AgFeed to differentiate itself relative to the competition

Extensive
nationwide
sales network

Relationships with over 550 distributors and 600 industrial farms provides an exceptional footprint that is difficult to replicate

dual channel distribution through wholesale and retail provides exceptional market coverage provides customers with easy access while minimizing response time has positioned the Company well to establish strong customer relationships, especially important as the premix sector is very relationship driven

16%
14%
12%
10%
8%
6%
4%
2%
0%
(Average growth rate)
4.5%
14.0%
Blended Feed
Pre-mix

Premix feed - attractive growth trends

China’s premix feed industry has grown at an
annual rate of 14% since 2000, and is estimated
to have a market size of $1.6 billion1 (2006)

Projected double digit annual growth is
expected to continue through 20152

Rising disposable income of Chinese
consumers reflected in larger consumption of
meat, and demand for lean and quality pork

Per capita pork consumption, on average,
grew by 4% annually between 2003 and
20073

Elimination of smaller backyard farms,
being replaced by larger industrialized farms
which rely more heavily on use of feed

Industry benefiting from “new countryside”
pro-agriculture polices, including “tax holiday”

Strong demographic preference for pork

pork sales in China 4x greater than poultry
or beef3

65% of China’s total meat consumption is
pork

1 – China Feed Industry Association.

2 – China Bureau of Statistics 2005.

3 – USDA Foreign Agricultural Report.

Strong industry growth

Animal nutrition industry – historical growth by sector
(2000 – 2005 average)

Key drivers of growth

AGFEED
INDUSTRIES INC
美国文格菲
百世腾 连锁
上高养殖服务部
文格菲·百乐高 连锁

Unique feed distribution retail model –
chain stores

A unique retail chain store distribution model since January 2007 complement core distribution model by expanding product access to smaller backyard hog farmers (individual small backyard hog farms represent approximately 75% of the hog raising industry in China)

retail store owners retain full ownership of premix inventory stores receive regular marketing and technical training from AgFeed, exclusively sell AgFeed products

different product branding and greater profit

      margins for AgFeed than sales to larger hog farms

As of March 2008, Company established over 630

       independently owned chain stores

Strong brand loyalty among grass root farming

       communities– 500 million Chinese farmers

Strong synergies between feed business and hog raising

       business

AGFEED INDUSTRIES, INC

Taian manufaturing distribution center
Shanghai manufaturing distribution center
Nanchang manufaturing distribution center
Nanning manufaturing distribution center
Distribution centers
Manufacturing/distribution centers

Extensive feed distribution footprint

4 manufacturing facilities: AgFeed’s
strategically located facilities in Nanchang,
Nanning, Shandong and Shanghai, provide the
opportunity to penetrate the country’s main
pork producing regions on China’s east coast
and southwest provinces

The Company is the only competitor

       with such an expansive distribution

       footprint in China’s premix market

New outlet expansion through organic growth

       and strategic acquisitions

Significant growth opportunities still remain

        in China’s other major hog producing hubs

Northern, Southeastern, and East

      coast regions

The world’s largest hog production and
pork consumption market - China

2005 pork production 50.2 million MT–65% of total meat production

Annual 606 million hogs – compared to 100 million in the US

Largest hog commercial producer produces 1 million hogs per year

Sow inventory: 48.9 million, Hog inventory: 503 million

AgFeed is located in Jiangxi province, one of China’s largest hog producing provinces with over 25 million in annual hog production

Production areas

North China (Hebei, Shangdong, Henan, Jiangsu): 29.4%

Yangtze river (Hubei, Hunan, Jiangxi): 21.6%

Sichuan basin: 13.1%

Guangdong & Guangxi: 8.8%

Northeast China: 8%

Main consumption area

Bohai Wan (Beijing, Tianjin)

Yangtze Delta (Shanghai)

Pearl River Delta, Hong Kong market

•

•

Production system	1985	1993	1996	2002	2003
(hogs/year)	(%)	(%)	(%)	(%)	(%)
Household (< 500)	97.50	96.50	95.30	90.05	89.29
Commercial (>= 500)	2.50	3.50	4.70	9.95	10.71
500 ~ 2,999				4.81	5.55
3,000 ~ 9,999				2.69	2.65
10,000 ~ 49,999				2.11	2.16

Weak hog supply chain results in
record high hog prices in China

Source:  Somwaru, Zhang, and Tuan 2003; Attache Report 2002 – 2003

  Backyard and household farm producers dominate hog production – 75% of total of 600 million plus hogs per year

         -   Prone to diseases, poor or no quarantine standards. This fragile and weak supply chain is the source of China’s current 10 year high hog prices

  Commercial hog producers only contribute approximately 25% of 2007 total hog production in China

          -   Less prone to diseases, easy to manage, high quarantine standard, stable supply of hogs, however total size growth requires sophisticated hog raising techniques and significant capital investments

China’s pork distribution preference –
daily fresh pork from farmers markets

HOG BREEDERS

(High Profit
Margins-AgFeed)

HOG PRODUCERS

(High Profit
Margins-AgFeed)

SLAUGHTER
HOUSES AND
PROCESSORS

(Low Profit
Margins - third
parties)

DISTRIBUTION:

1)

FARMERS MARKETS-

       Considered FRESH
    MEAT-(represents
    over 90% of total pork
    sales in China)

1)

PACKAGED PORK AT
SUPERMARKETS-
Considered less fresh
meat(frozen pork – not
preferred meat)

CONSUMERS

(Vast majority
of Chinese buy
fresh meat
daily)

AgFeed’s advantageous position
in hog production

Possess key breeding technologies

Lushan Breeder Pig farm designed to produce breeding animals

Over 13 years long-term relationship with more than 600 commercial hog producers speeds the acquisition and integration process

Win-win acquisition structure

Retained management team

Strong technical, capital, and management support to each hog farm

Complete and value-added supply chain

Company owned, integrated breeding programs

Leading feeding technologies

Standardized production and disease-control process

Largest breeder and commercial hog production capability in
Jiangxi

Economy of scale

Stable quality production to win long-term contract

Hog raising - a highly profitable
business

A leading producer of hormone free hogs:   All hogs are raised without steroids, animal
hormones or ractopamine, which are prohibited additives in China

2008 –  rapid sales and earnings growth through multiple hog farm acquisitions

        -   Target total hog sales of 400,000 heads based on planned acquisitions

        -   Current market price of approximately $250 for each hog

        -   High margin potential of US$35 to US$75 per head

        -   Acquisition of majority interest in hog farms: average ownership post acquisition-62%

Income tax free:  China’s hog raising industry currently enjoys income tax free status under Chinese tax laws

Strong synergies and cost benefits: premix feed and hog raising businesses contribute to increased economy of scale and cost savings

High reproductive cycle of each sow ensures greater hog herd in 2009

Lushan Breeder Pig Farm, one of China’s nationally designated breeder hog centers, will provide abundant supply of large quantity of quality sows when at full production

Source: company news release –Jan 29, 2008

Experienced management team

Former CTO of Peter Hand, a Provimi
Subsidiary (Provimi is a leading French animal feed
company with €1.9bn in sales); PhD in Animal
Nutrition from Nanjing Agricultural University

2004

Founder & Chairman of the
Board

Songyan Li, PhD

Former head of marketing at Guangzhou Huashi
Animal Nutritionals Company and has a B.S. in
Animal  Husbandry from Jiangxi  Agricultural
University

The current Chairman of Jiangxi Province Hog
Farm Association; hog raising expert

1995

1995

Founder, Corporate
Secretary & Treasurer

Founder, Vice President –
Hog Farm Operations

Feng Zhou, MBA

Zhengru Xiong, MBA

Former Financial Controller of Hope-Welcome,
China’s largest feed company

2006

CFO

Liangfan Yan, CPA

Former head of marketing at Guangzhou Huashi
Animal Nutritionals Company and has a B.S. in
Animal  Husbandry from Jiangxi  Agricultural
University, 2 year experience as vet at a major hog
farm

1995

Founder, CEO & Vice
Chairman

Junhong Xiong,

MBA

Previous/relevant experience

Officer
since

Title

Name

Strong board and advisors

Dean of the Agricultural Dept at People’s University, Beijing,
renowned Chinese management consultant and agriculture
industry expert

Former CEO of Purina Mills, a U.S. manufacturer and
distributor of animal nutrition products

2007

2008

Independent Board Member

M&A Advisor

Lixiang Zhang, PhD

Edward McMillan

40 years of capital markets experience as senior executives at numerous Wall Street firms. Former President of Instinet
Corporation, the word’s largest electronic securities trading firm; former President of Troster Singer, a Wall Street firm

2007

Independent Board Member,
Chairman of the Nominating
Committee

Fredric Rittereiser

40 years of capital market experience. Current board
member of Lehman Brothers Derivative Products Inc.
Former President and CEO of The Commodity Exchange
(“COMEX”)

2007

Independent Board Member,
Chairman of the Audit
Committee and Chairman of
Compensation Committee

Arnold Staloff

Former head of marketing of one of China’s largest
animal feed companies. B.S. in Animal Husbandry, 2 years
of experience as a vet at a major hog farm

1995

Vice Chairman & CEO

Junhong Xiong, MBA

Former CTO of Peter Hand, a Provimi Subsidiary (Provimi
is a leading French animal feed company with €1.9bn in sales);
PhD in Animal Nutrition

Former CFO of Merrill Lynch, former CEO of E.F.Hutton,
and former Chairman of Gruntal Financial

2004

2007

Chairman of the Board

Chairman of Advisory Board

Songyan Li, PhD

Robert Rittereiser

Previous/relevant experience

Director
since

Title

Name

AgFeed – access to China’s feed and
hog raising industries

A market leader in China’s vast animal feed and hog raising industries, our target is to become the No. 1 live hog producer in China within 3 years

Strong corporate governance and transparency as a NASDAQ Global Market listed public company

Strong cash position – more than $40 million in cash as of Feb 2008

A favorable market environment – benefits from China’s severe hog shortage problems and increased demand for hogs and hog premix feed

Strong synergies between feed and hog raising businesses – a low cost feed and hog producer in China

Attractive market valuation and clear earnings visibility: EPS ’08 guidance to be between $0.96 and $1.10

Management has vested interest with shareholders: Board and Management beneficially own approximately 46% of the Company's stock

AgFeed – a unique opportunity

Attractive
growth trends
in large,
addressable
marke
ts

Clear industry leader with
significant potential to
consolidate sector

High growth
business
strategy

Extensive
footprint,
strong brand and
proprietary
technology provide
barriers to
competition

Experienced
management team and
seasoned board

Strong
financial
profile

Attractive
growth trends
in large,
addressable
marke
ts

Clear industry leader with
significant potential to
consolidate sector

High growth
business
strategy

Extensive
footprint,
strong brand and
proprietary
technology provide
barriers to
competition

Experienced
management team and
seasoned board

Strong
financial
profile